Taxes (Details) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Summary of Effects of income tax expense exemptions and tax reductions
Tax exemption effect	$ 1,035,909	$ 1,223,766
Tax reduction due to loss carry-forward	8,152	9,751
Loss not subject to income tax	$ (3,962)	$ (20,636)
Basic net income per share effect	$ (0.02)	$ (0.03)
Diluted net income per share effect	$ (0.02)	$ (0.03)